Exhibit 10.5

TECOGEN INC.
COMMON STOCK PURCHASE AGREEMENT

TO:         Tecogen Inc.
               45 First Avenue
               Waltham, Massachusetts 02451

Ladies and Gentlemen:

The undersigned (the “Investor”) desires to purchase from Tecogen Inc., a Delaware corporation (the “Company”), ____________ shares of its Common Stock, par value $.001 per share (the “Common Stock”). The purchase price for each share of Common Stock is $___.

1.           Subscription

a.           Subject to the terms and conditions of this Agreement (this “Agreement”), the Investor agrees to subscribe for and purchase from the Company and tenders this subscription for _____________ shares of Common Stock (the “Shares”) together with payment of the subscription price for the Shares in the amount of $_______________ . The subscription price is referred to in this Agreement as the “Funds.”

b.           Tender of the Funds shall be made by delivery of a personal or bank check payable to the Company or by wire transfer to the Company’s designated bank account, together with executed copies of this Agreement. The Investor should deliver the executed subscription documents and payment for the Shares to the Company, Attention: Chief Financial Officer, 45 First Avenue, Waltham, MA 02451.

2.           Acceptance of Agreement

It is understood and agreed that this Subscription is made subject to the following terms and conditions:

a.           The Company shall have the right to accept or reject this Subscription, in whole or in part, for any reason, the ineligibility of a subscriber under applicable state or foreign securities laws, for any other reason or for no reason. If this Subscription is rejected, the Funds previously delivered to the Company will be returned to the Investor.

b.           Two complete copies of this Agreement will be executed by the Investor. If this Subscription is accepted, one copy of this Common Stock Purchase Agreement as accepted by the Company shall be delivered to the Investor.

c.           If this Subscription is accepted in part and rejected in part, the Investor will be so notified, at which time the excess Funds previously delivered to the Company will be returned to the Investor.

3.	Representations and Warranties of the Investor

In order to induce the Company to accept this Agreement, the Investor hereby represents and warrants to the Company as follows:

a.           THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THIS AGREEMENT AND HAS CONSULTED THE INVESTOR'S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR.  THE INVESTOR HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVED ANSWERS FROM THE COMPANY, OR A PERSON OR PERSONS ACTING ON THE COMPANY'S BEHALF, CONCERNING THE TERMS AND CONDITIONS OF THIS INVESTMENT AND THE BUSINESS OF THE COMPANY, AND HAS RECEIVED AND REVIEWED ALL ADDITIONAL DOCUMENTATION REGARDING THE BUSINESS AND OPERATIONS OF THE COMPANY THAT HE OR SHE HAS REASONABLY REQUESTED.

b.           The Investor (i) has no need for liquidity in the investment in the Shares, (ii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, and (iii) at the present time, could afford the complete loss of such investment in the Shares.

c.           The address set forth at the end of this Agreement is the Investor's true and correct residence, and the Investor has no present intention of changing such residence to any other state or jurisdiction.

d.           The Investor confirms that all documents, records and books pertaining to the investment in the Company reasonably requested by the Investor have been made available to the Investor. The undersigned has relied only on such documents and that no written or oral representation or information inconsistent with such information has been made or furnished to the Investor in connection with the Shares and if so made, has not been relied upon.

e.           The Investor understands that the Shares have not been registered under the Securities Act, nor pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in the Securities Act and in the laws of such jurisdictions. The Investor represents to the Company that he is an “accredited investor”; as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended. The Investor is fully aware that the Shares to which he or she is subscribing are to be sold in reliance upon such exemptions based upon his or her representations, warranties and agreements set forth in this Agreement. The Investor is fully aware that he or she must bear the economic risk of his or her investment in the Company for an indefinite period of time because the Shares have not been registered under the Securities Act, and, therefore, cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Investor further understands that the Company has no intention and is under no obligation to register its Shares under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the Investor with any information necessary to enable the Investor to make routine sales of the Shares under Rule 144 under the Securities Act (which it understands is not now, and will not likely be, available) or any rule of the Securities and Exchange Commission or any successor thereto.

f.           The Investor understands that the certificate(s) representing the Shares will bear the following legend restricting its transfer and that a notation restricting such transfer will be made on the stock transfer books of the Company:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THEIR DISTRIBUTION OR RESALE. SUCH SHARES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT, OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

g.           The Shares are being acquired solely for the Investor's own account, for investment and are not being purchased with a view to or for the resale or other distribution of the Shares; and the Investor has no present plans to enter into any contract, undertaking, agreement or arrangement relating to any resale or other distribution of the Shares.

h.           The Investor understands that this Subscription may be accepted or rejected in whole or in part in the sole and absolute discretion of the Company, and this Agreement, unless properly revoked before the completion of the sale of the Shares to the Investor, shall survive the Investor’s death, disability or insolvency, except that the Investor shall have no obligations in the event that this Subscription is rejected by the Company.

i.           The Investor understands that even if the Company becomes a "reporting company" under the Securities Exchange Act of 1934, as amended, the provisions of Rule 144 promulgated under the Securities Act permitting resales of the Shares will not be available for at least one (1) year, and there can be no assurance that the conditions necessary to permit routine sales of the Shares under Rule 144 will ever be satisfied, and, if Rule 144 should become available, routine sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of the Rule.  The Investor further understands that in connection with sales of securities for which Rule 144 is not available, compliance with some other exemption from registration will be required.  The Investor understands that the Company is under no obligation to the undersigned to register the Shares or to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption for the sale of the Shares without registration.

j.           The Investor has been advised to consult with the Investor’s own attorney regarding legal, tax, and other matters concerning an investment in the Company and has done so, to the extent the undersigned considers necessary.

k.           The Investor acknowledges and is aware of the following:

(i)           that the Shares are a speculative investment and involve a high degree of risk of loss by the Investor of the Investor's entire investment in the Company;

(ii)          that there is no guarantee that the Investor will realize any gain from his or her investment in the Company and that the Investor may lose his or her entire investment;

(iii)         that the Company has no current plan or intention to issue dividends with respect to the Shares;

(iv)         that there has never been any representation, guarantee or warranty made to the Investor by any broker, the Company, its agents or employees or any other person, expressly or by implication, as to:

(A)           the approximate or exact length of time that the Investor will be required to remain as owner of the Shares; or

(B)           the past performance or experience on the part of the officers or directors of the Company, or of any other person, that will in any way indicate the predictable results of the ownership of the Shares or any such other securities, or of the overall business of the Company;

(v)          that the Company may in the future issue additional shares of capital stock in the Company, and that the Investor's interest in the Company may thereby become diluted.

The Investor acknowledges that he or she understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Agreement. The Investor confirms that such representations, warranties and acknowledgments are true and accurate as of the date of this Agreement and shall be true and accurate as of the date of delivery of the Funds to the Company and shall survive such delivery. If in any respect such representations and warranties shall not be true and accurate prior to acceptance of this Agreement pursuant to Section 2 of this Agreement, the Investor shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

4.           Indemnification. The Investor acknowledges that he or she understands the meaning and legal consequences of the representations and warranties contained in Section 3 of this Agreement, and the Investor agrees to indemnify, defend and hold harmless the Company and each officer, director, representative and agent of the Company and any person or entity controlling the Company from and against any and all loss, cost, damage or liability (including reasonable attorneys' fees) due to or arising out of a breach of any representation or warranty of the Investor contained in this Agreement.

5.           No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made in this Agreement by the Investor, the Investor does not thereby or in any other manner waive any rights granted to the Investor under federal and state securities law.

6.           Transferability. The Investor agrees not to transfer or assign this Agreement, or any of the Investor's interest in this Agreement, and further agrees that any assignment or transfer of the Shares shall be made only in accordance with applicable securities laws and that an appropriate legend with respect thereto may be placed by the Company on any certificate evidencing such Shares.

7.           Revocation. The Investor agrees that he or she shall not cancel, terminate or revoke this Agreement.

8.           Termination of Agreement. If any representation or warranty of the Investor contained in Section 3 of this Agreement shall not be true prior to acceptance of this Agreement, and written notice of such fact has been given by the Investor to the Company, then and in any such event this Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party under this Agreement or otherwise, and the Company shall promptly return to the Investor the Funds together with all agreements executed by the Investor.

9.           Dispute Resolution

a.           All disputes, claims, or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before the American Arbitration Association (“AAA”). If AAA ceases operation, then the parties shall select a comparable organization that provides qualified arbitration services.  The arbitration shall be held in Boston, Massachusetts before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by AAA unless specifically modified herein.

b.           The parties covenant and agree that the arbitration hearing shall commence within ninety (90) days of the date on which a written demand for arbitration is filed by any party hereto.  In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses.  In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party.  However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration hearing, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration hearing or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within three (3) months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any finding of liability or award of damages.  The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

c.           The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein.  The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party whether claimant or respondent) against any party to a proceeding.  Any party failing or refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award. Nothing in this Section 9 shall prohibit any party from proceeding in court without prior arbitration for the limited purpose of seeking a temporary or permanent injunction to avoid immediate and irreparable harm.  The provisions of this Section 9 shall be enforceable in any court of competent jurisdiction.

d.           Unless otherwise ordered, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration.  The parties will share equally in the fees and expenses charged by AAA.

e.           Each of the parties hereto irrevocably and unconditionally consents to the exclusive use of AAA to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the federal or state courts of the Commonwealth of Massachusetts for the purposes of enforcing the arbitration provisions of Section 9a of this Agreement.  Each party further irrevocably waives any objection to proceeding before AAA based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before AAA has been brought in an inconvenient forum.  Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given.  Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

10.	Miscellaneous

a.           All notices or other communications given or made under this Agreement shall be in writing and shall be delivered or mailed by (a) registered or certified mail, return receipt requested, postage prepaid, or (b) overnight air courier, fees prepaid, to the Investor at his or her address set forth below and to the Company at its address set forth at the outset of this Agreement.

b.           Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Investor, or delay by the Company in exercising the same, will not operate as a waiver of such right or remedy.  No waiver by the Company will be effective unless and until it is in writing and signed on behalf of the Company.

c.           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of law principles.

d.           This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.  This Agreement cannot be assigned, amended or modified by the parties hereto, except by written agreement executed by the parties hereto.

e.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

f.           If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

g.           This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and may be amended only by a writing executed by all parties.

[The balance of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has executed this Agreement on this _____ day of _______________ 2011.

Manner in which Title is to be held (Please Check One):

1.           ☐           Individual

2.           ☐           Joint Tenants With Right of Survivorship

3.           ☐           Community Property

4.           ☐           Tenants in Common

5.           ☐           Married with Separate Property

Exact Name(s) in Which Title is to be Held
(If Joint Tenant or Tenants in Common, both persons must
sign and this page must contain all information for both persons).

Signature	Signature

Name (Please Print)	Name (Please Print)

Residence: Number and Street	Residence: Number and Street

City, State, Zip Code	City, State, Zip Code

Social Security Number	Social Security Number

Telephone Number:

Accepted this _____ day of _______________ 2011, on behalf of the Company

TECOGEN INC.

By:

Name:	Bonnie Brown
Title:	Chief Financial Officer

EXECUTION BY SUBSCRIBER THAT IS AN ENTITY

(Corporation, Limited Liability Company, Partnership, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:  ______________________________________________

State of Principal Offices: ________________________________________________________

Federal Taxpayer Identification Number: _____________________________________________

By:

Title:

Attest:		Address:
(If Entity is a Corporation)

Taxpayer Identification Number

Accepted this _____ day of _______________ 2011, on behalf of the Company

TECOGEN INC.

By:

Name:	Bonnie Brown
Title:	Chief Financial Officer

ACCREDITED INVESTOR QUESTIONNAIRE

Please check the box below that best characterizes the person or entity subscribing for the Shares under the terms of the foregoing Subscription Agreement.

☐	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds US $1,000,000 exclusive of the value of his or her primary residence;

☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of US $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐
Any trust with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933;

☐	Any entity in which all of the equity owners are accredited investors;

☐	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐
Any bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐	Any insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐
Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed US $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐	None of the above.

Name of Subscriber:

Social Security Number:

Signature: